EXHIBIT 10.3

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

     This Second Amendment is made as of November , 2002 among FIRETECTOR INC., a Delaware corporation (the "Company"); GENERAL SOUND (TEXAS) COMP ANY , a Delaware corporation ("General"); CASEY SYSTEMS INC., a New York corporation ("Casey"); and PYROTECH SERVICE INC., a New York corporation ("Pyrotech" and collectively with the Company, General and Casey, the "Borrowers") as co-borrowers and CITIZENS BUSINESS CREDIT COMPANY , a division of Citizens Leasing Corporation, a Rhode Island corporation (hereinafter referred to as "Citizens") as lender.

     WHEREAS, the Borrowers and Citizens are parties to a Credit Agreement dated as June 28, 1998 (as amended, the "Credit Agreement");

     WHEREAS, Borrowers and Citizens have agreed to reduce the applicable interest rates;

     NOW THEREFORE, the parties agree as follows:

     1. Section 1.02(e) Interest. The first sentence is amended to read as follows:

          "Advances made by Citizens shall bear interest prior to maturity or default (computed on the basis of actual number of days elapsed over a 360-day year) on the unpaid principal balances outstanding from time to time at a rate per annum equal to the Prime Rate plus twenty-five hundredths percent (.25%)."

     2. Except as set forth in this Second Amendment, and the First Amendment dated as of October 10, 2000, the Credit Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment under seal as of the date first above written.

                                 BORROWERS:

                                 FIRETECTOR INC.

                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 GENERAL SOUND (TEXAS) COMPANY
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 CASEY SYSTEMS INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer



                                 PYROTECH SERVICE INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 LENDER:
                                 CITIZENS BUSINESS CREDIT COMPANY
                                 By:

                                 Vincent P. O'Leary
                                 Senior Vice President